Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of June 30, 2015, is by and among Arch Therapeutics, Inc., a Nevada corporation (the “Company”), and each of the undersigned Purchasers (as defined below).

RECITALS

A.           In connection with the Subscription Agreements (each, as may be amended from time to time, a “Subscription Agreement” and collectively, the “Subscription Agreements”), entered into by and between each Purchaser and the Company during the period commencing June 22, 2015 and ending June 30, 2015, the Company agreed, upon the terms and subject to the conditions of each Subscription Agreement, to issue and sell to each Purchaser (i) shares of Common Stock (as defined in the Subscription Agreements) (the “Common Shares”); and (ii) the Warrants, which will be exercisable to purchase Warrant Shares (each term as defined in the Subscription Agreements) in accordance with the terms of the Warrants.

B.           To induce the Purchasers to consummate the transactions contemplated by the Subscription Agreements, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Purchasers hereby agree as follows:

1.            Definitions.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Subscription Agreements. As used in this Agreement, the following terms shall have the following meanings:

(a)   “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(b)   “Closing Date” shall have the meaning set forth in the Subscription Agreements.

(c)   “Effective Date” means the date that the applicable Registration Statement has been declared effective by the SEC.

(d)   “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, or any similar successor statute.

(e)   “Filing Deadline” means the ninetieth (90th) calendar day after the Closing Date; provided, however, that if the Filing Deadline occurs on a day that is not a Business Day, the Filing Deadline shall be the next Business Day.

(f)   “Investor” means a Purchaser or any transferee or assignee of any Registrable Securities or Warrants, as applicable, to whom a Purchaser assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 7 and any transferee or assignee thereof to whom a transferee or assignee of any Registrable Securities or Warrants, as applicable, assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 7.

(g)   “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof.

(h)   “Prospectus” means (i) the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus; and (ii) any “free writing prospectus” as defined in Rule 405.

(i)   “Purchasers” means, collectively, each Person identified as the “Purchaser” in the separate Subscription Agreements entered into by the Company and the applicable Purchasers in connection with the Offering (as defined in the Subscription Agreements).

(j)   “register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the Securities Act and pursuant to Rule 415 and the declaration of effectiveness of such Registration Statement(s) by the SEC.

(k)   “Registrable Securities” means (i) the Common Shares; (ii) the Warrant Shares; and (iii) any other securities issued or issuable with respect to or in exchange for Common Shares, the Warrant Shares or the Warrants as a result of (1) any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, or (2) a Fundamental Transaction or Corporate Event (each term as defined in the Warrants); provided, however that all of the foregoing shall cease being Registrable Securities upon any sale thereof pursuant to an effective Registration Statement or Rule 144.

(l)   “Registration Statement” means a registration statement or registration statements of the Company filed under the Securities Act covering Registrable Securities, including (in each case) the prospectus, amendments and supplements to such registration statements, including pre-effective and post-effective amendments, and all exhibits and other material incorporated by reference or deemed to be incorporated by reference in such registration statements.

(m)   “Required Holders” means, as of the date of measurement, the holders of at least a majority of the Registrable Securities.

(n)   “Rule 144” means Rule 144 promulgated by the SEC under the Securities Act, as such rule may be amended from time to time, or any other similar or successor rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration.

(o)   “Rule 405” means Rule 405 promulgated by the SEC under the Securities Act, as such rule may be amended from time to time, or any other similar or successor rule or regulation of the SEC.

(p)   “Rule 415” means Rule 415 promulgated by the SEC under the Securities Act, as such rule may be amended from time to time, or any other similar or successor rule or regulation of the SEC providing for offering securities on a continuous or delayed basis.

(q)   “SEC” means the United States Securities and Exchange Commission or any successor thereto.

2.            Registration.

(a)   Mandatory Registration. The Company shall prepare and, as soon as practicable, but in no event later than the Filing Deadline, file with the SEC one Registration Statement on Form S-1 covering the resale of all of the Registrable Securities. Except if otherwise directed by the Required Holders or if the SEC shall have any comments regarding such section, such Registration Statement shall contain, among other things, the “Plan of Distribution” section in substantially the form attached hereto as Exhibit A (and each Purchaser hereby acknowledges and agrees solely with respect to such Registration Statement filed pursuant to this Section 2(a) that, as of the date hereof, the disclosure set forth under such “Plan of Distribution” section is accurate and complete with respect to it). The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Investors and their counsel prior to its filing or other submission.

(b)   Use of Form S-3. Promptly following the date (the “Qualification Date”) upon which the Company becomes eligible to use a registration statement on Form S-3 to register the Registrable Securities for resale, but in no event more than forty-five (45) days after the Qualification Date (the “Qualification Deadline”), the Company shall file a registration statement on Form S-3 covering the Registrable Securities (or a post-effective amendment on Form S-3 to the registration statement on Form S-1) (a “Shelf Registration Statement”) and shall use commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective as promptly as practicable thereafter.

(c)   Effectiveness.

i.            The Company shall use commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable. The Company shall notify the Investors by facsimile or e-mail as promptly as practicable, and in any event, within twenty-four (24) hours, after any Registration Statement is declared effective and shall simultaneously provide the Investors with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby. If (i) a Registration Statement covering the Registrable Securities is not declared effective by the SEC prior to the fifth (5th) Business Day after the SEC shall have informed the Company that no review of the Registration Statement will be made or that the SEC has no further comments on the Registration Statement; or (ii) after a Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to such Registration Statement for any reason (including without limitation by reason of a stop order, or the Company’s failure to update the Registration Statement), but excluding any Allowed Delay (as defined below), then the Company will make pro rata payments (each payment, a “Registration Delay Payment”) to each Investor for each 30- day period or pro rata for any portion thereof following the date by which such Registration Statement should have been effective (the “Blackout Period”), as liquidated damages and not as a penalty, in an amount equal to (a) in the case of each Investor that is a Purchaser, 1.5% of the aggregate Purchase Price (as defined in the Subscription Agreements) paid by such Purchaser; (b) in the case of each Investor who is an affiliate of a Purchaser and acquired Registrable Securities from such Purchaser for no additional consideration, 1.5% of the aggregate Purchase Price (as defined in the Subscription Agreements) paid by the Purchaser who was the transferor or assignor (an “Assigning Purchaser”); provided, however, if (1) the Assigning Purchaser retains any Registrable Securities, the Registration Delay Payment payable to such Assigning Purchaser shall be governed by this proviso to clause (b) rather than clause (a), and such Registration Delay Payment shall be allocated pro rata between the Investor and the Assigning Purchaser based on the number of Registrable Securities held by the Investor and the Assigning Purchaser at the commencement of the applicable Blackout Period, and (2) the Registrable Securities held by the Assigning Purchaser were transferred or assigned to more than one affiliate for no additional consideration, such Registration Delay Payment shall be allocated pro rata among such affiliates based on the number of Registrable Securities held by the each such affiliate at the commencement of the applicable Blackout Period; and (c) in the case of an Investor that is not a Purchaser and not otherwise covered by the preceding clause (b), 1.5% of the aggregate purchase price paid by such Investor to acquire the Registrable Securities covered by the Registration Statement. Such Registration Delay Payments shall constitute the Investors’ exclusive monetary remedy for such events, but shall not affect the right of the Investors to seek injunctive relief. The Registration Delay Payments payable as liquidated damages pursuant to this Section shall be paid monthly within three (3) Business Days of the last day of each month following the commencement of the Blackout Period until the termination of the Blackout Period. Such Registration Delay Payments shall be made to each Investor in cash.

ii.         For not more than thirty (30) consecutive days or for a total of not more than ninety (90) days in any twelve (12) month period, the Company may suspend the use of any Prospectus included in any Registration Statement contemplated by this Section in the event that the Company determines in good faith that such suspension is necessary to (i) delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company; or (ii) amend or supplement the affected Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading (an “Allowed Delay”); provided that the Company shall promptly (a) notify each Investor in writing of the commencement of an Allowed Delay, but shall not (without the prior written consent of an Investor) disclose to such Investor any material non-public information giving rise to an Allowed Delay; (b) advise the Investors in writing to cease all sales under the Registration Statement until the end of the Allowed Delay; and (c) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable.

(d)   Rule 415; Cutback If at any time the SEC takes the position that the offering of some or all of the Registrable Securities in a Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act or requires any Investor to be named as an “underwriter”, the Company shall use its best efforts to persuade the SEC that the offering contemplated by the Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Investors is an “underwriter”. The Investors shall have the right to participate or have their counsel participate in any meetings or discussions with the SEC regarding the SEC’s position and to comment or have their counsel comment on any written submission made to the SEC with respect thereto. No such written submission shall be made to the SEC to which the Investors’ counsel reasonably objects. In the event that, despite the Company’s best efforts and compliance with the terms of this Section 2(d), the SEC refuses to alter its position, the Company shall (i) remove from the Registration Statement such portion of the Registrable Securities (the “Cut Back Shares”); and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the SEC may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not agree to name any Investor as an “underwriter” in such Registration Statement without the prior written consent of such Investor. Any cut-back imposed on the Investors pursuant to this Section 2(d) shall be allocated among the Investors on a pro rata basis and shall be applied first to any Warrant Shares, unless the SEC Restrictions otherwise require or provide or the Required Holders otherwise agree. No liquidated damages shall accrue as to any Cut Back Shares until such date as the Company is able to effect the registration of such Cut Back Shares in accordance with any SEC Restrictions (such date, the “Restriction Termination Date” of such Cut Back Shares). From and after the Restriction Termination Date applicable to any Cut Back Shares, all of the provisions of this Section 2 (including the liquidated damages provisions) shall again be applicable to such Cut Back Shares; provided, however, that the Filing Deadline for the Registration Statement including such Cut Back Shares shall be ten (10) Business Days after such Restriction Termination Date.

(e)   No Inclusion of Other Securities. In no event shall the Company include any securities other than Registrable Securities on any Registration Statement filed pursuant to this Agreement without the prior written consent of the Required Holders.

(f)   Termination of Obligations. Notwithstanding anything to the contrary contained herein, the Company’s obligations set forth in Sections 2, 3, and 4(a) shall terminate upon the expiration of the Effectiveness Period (as defined below).

3.           Company Obligations.

The Company will use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

(a)   use commercially reasonable efforts to cause such Registration Statement to become effective and to remain continuously effective for a period that will terminate upon the earlier of (i) the date on which all Registrable Securities covered by such Registration Statement, as amended from time to time, have been sold; and (ii) the twelve month anniversary of the Effective Date (the “Effectiveness Period”) and advise the Investors in writing when the Effectiveness Period has expired;

(b)   prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the Effectiveness Period and to comply with the provisions of the Securities Act and the Exchange Act with respect to the distribution of all of the Registrable Securities covered thereby;

(c)   provide copies to and permit counsel designated by the Investors to review each Registration Statement and all amendments and supplements thereto no fewer than seven (7) days prior to their filing with the SEC and not file any document to which such counsel reasonably objects;

(d)   furnish to the Investors and their legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company (but not later than two (2) Business Days after the filing date, receipt date or sending date, as the case may be) one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment); and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor that are covered by the related Registration Statement;

(e)   use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and; (ii) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

(f)   prior to any public offering of Registrable Securities, use commercially reasonable efforts to register or qualify or cooperate with the Investors and their counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions requested by the Investors and do any and all other commercially reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(f); (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(f); or (iii) file a general consent to service of process in any such jurisdiction;

(g)   use commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

(h)   immediately notify the Investors, at any time prior to the end of the Effectiveness Period, upon discovery that, or upon the happening of any event as a result of which, the Prospectus includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare, file with the SEC and furnish to such holder a supplement to or an amendment of such Prospectus as may be necessary so that such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(i)   otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act in connection with any registration hereunder; and

(j)   With a view to making available to the Investors the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Investors to sell shares of Common Stock to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and (iii) furnish to each Investor upon request, as long as such Investor owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q as so filed by the Company with the SEC if such reports are not publicly available via EDGAR; and (C) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

4.           Due Diligence Review; Information.

(a)   The Company shall make available, during normal business hours, for inspection and review by the Investors, advisors to and representatives of the Investors (who may or may not be affiliated with the Investors and who are reasonably acceptable to the Company), all financial and other records, all SEC Documents (as defined in the Subscription Agreements) and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company’s officers, directors and employees, within a reasonable time period, to supply all such information reasonably requested by the Investors or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investors and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of such Registration Statement.

(b)   The Company shall not disclose material nonpublic information to the Investors, or to advisors to or representatives of the Investors, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Investors, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review and any Investor wishing to obtain such information enters into an appropriate confidentiality agreement with the Company with respect thereto.

5.           Obligations of the Investors.

(a)   At least five (5) Business Days prior to the first anticipated filing date of each Registration Statement or any prospectus supplement or pre-effective or post-effective amendment thereto, the Company shall notify each Investor in writing of the information the Company requires from each such Investor with respect to such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and beneficial ownership information related thereto, and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect and maintain the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. Without limiting the generality of the foregoing, the Investor acknowledges and agrees that such information shall include at least (i) the Investor’s confirmation of the accuracy of, or revision to maintain the accuracy of, the disclosure under the heading “Plan of Distribution” in the applicable Registration Statement (or any prospectus supplement or pre-effective or post-effective amendment thereto); and (ii) the detail regarding such Investor as set forth under the heading “Selling Securityholders” in the applicable Registration Statement (or any prospectus supplement or pre-effective or post-effective amendment thereto).

(b)   Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of each Registration Statement or any prospectus supplement or pre-effective or post-effective amendment thereto hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.

(c)   Each Investor agrees that, upon receipt of any notice from the Company of either (i) the commencement of an Allowed Delay pursuant to Section 2(c)ii; or (ii) the happening of an event pursuant to Section 3(h) hereof, such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Investor is advised by the Company that such dispositions may again be made.

(d)   Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement.

6.           Indemnification.

(a)   Indemnification by the Company. The Company will indemnify and hold harmless each Investor and its officers, directors, members, employees and agents, successors and assigns, and each other person, if any, who controls such Investor within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement or omission or alleged omission of any material fact contained in any Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereof; (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application”); (iii) the omission or alleged omission to state in a Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) any violation by the Company or its agents of any rule or regulation promulgated under the Securities Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; or (v) any failure to register or qualify the Registrable Securities included in any such Registration Statement in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on an Investor’s behalf and will reimburse such Investor, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Investor or any such controlling person in writing specifically for use in such Registration Statement or Prospectus.

(b)   Indemnification by the Investors. Each Investor agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary Prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Investor to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto. In no event shall the liability of an Investor be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such Investor in connection with any claim relating to this Section 6 and the amount of any damages such Investor has otherwise been required to pay by reason of such untrue statement or omission) received by such Investor upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(c)   Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification; and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (a) the indemnifying party has agreed to pay such fees or expenses; or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person; or (c) in the reasonable judgment of any such Person, based upon written advice of its counsel, a conflict of interest exists between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

(d)   Contribution. If for any reason the indemnification provided for in the Sections 6(a) and 6(b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No Person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 6 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

7.           Assignment of Registration Rights.

All or any portion of the rights under this Agreement shall be assignable by each Investor to any transferee or assignee (as the case may be) of all or any portion of such Investor’s Registrable Securities or Warrants if: (i) such Investor agrees in writing with such transferee or assignee (as the case may be) to assign all or any portion of such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such transfer or assignment (as the case may be); (ii) the Company is, within a reasonable time after such transfer or assignment (as the case may be), furnished with written notice of (a) the name and address of such transferee or assignee (as the case may be), and (b) the securities with respect to which such registration rights are being transferred or assigned (as the case may be); (iii) immediately following such transfer or assignment (as the case may be) the further disposition of such securities by such transferee or assignee (as the case may be) is restricted under the Securities Act or applicable state securities laws if so required; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence such transferee or assignee (as the case may be) agrees in writing with the Company to be bound by all of the provisions contained herein by executing a Joinder Agreement, substantially in the form attached hereto as Exhibit B; (v) such transfer or assignment (as the case may be) shall have been made in accordance with the applicable requirements of the Subscription Agreement and the Warrants (as the case may be); and (vi) such transfer or assignment (as the case may be) shall have been conducted in accordance with all applicable federal and state securities laws. Notwithstanding anything to the contrary set forth herein, the rights of the Investors hereunder, may only be assigned by each Investor to transferees or assignees that after such assignment hold or have the right to acquire at least 300,000 shares of Common Stock that constitute Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations).

8.           Miscellaneous.

(a)   Amendments and Waivers. This Agreement may be amended only by a writing signed by the Company and the Required Holders. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Required Holders. Notwithstanding the preceding, each party hereto (i) acknowledges that, in accordance with Section 2 of the Subscription Agreements, the Company is permitted to conduct additional Closings in connection with the Offering (each a “Subsequent Closing”); and (ii) agrees that any Purchaser participating in a Subsequent Closing may (and for the avoidance of doubt, without the need to obtain the consent of any party hereto) be added as a party to this Agreement by delivering a duly executed signature page to the Company in connection with such Subsequent Closing.

(b)   Notices. All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 13 of the Subscription Agreements.

(c)   Assignments and Transfers by the Company. This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Required Holders; provided, however, that in the event that the Company is a party to a merger, consolidation, share exchange or similar business combination transaction in which the Common Stock is converted into the equity securities of another Person, from and after the effective time of such transaction, (i) such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder; (ii) the term “Company” shall be deemed to refer to such Person; and (iii) the term “Registrable Securities” shall be deemed to include the securities received by the Investors in connection with such transaction unless such securities are otherwise freely tradable by the Investors after giving effect to such transaction.

(d)   Benefits of the Agreement. The terms and conditions of this Agreement are for the sole benefit of the Parties and their successors and permitted assigns and, except for any Person entitled to indemnification or contribution pursuant to Section 6, they shall not be construed as conferring any rights on any other Persons. This Agreement may be amended or terminated, and any provision of this Agreement may be waived, without the consent of any Person who is not a party to this Agreement.

(e)   Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed original counterpart of this Agreement.

(f)   Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(g)   Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

(h)   Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(i)   Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(j)   Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

[signature pages follow]

IN WITNESS WHEREOF, Purchaser and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:

ARCH THERAPEUTICS, INC.

By:	/s/ Terrence W. Norchi, MD
Name: Terrence W. Norchi, MD
Title: President, Chief Executive Officer

[signature page to registration rights agreement]

IN WITNESS WHEREOF, Purchaser and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

PURCHASER:

Drake Partners Equity, LLC

By:	/s/ Laurence M. Hicks
Name: Laurence M. Hicks
Title: Managing Partner

[signature page to registration rights agreement]

IN WITNESS WHEREOF, Purchaser and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

PURCHASER:

David Cornett

By:	/s/ David Cornett
Name: David Cornett

[signature page to registration rights agreement]

IN WITNESS WHEREOF, Purchaser and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

PURCHASER:

Keyes Sulat Revocable Trust

By:	/s/ James R. Sulat
Name: James R. Sulat
Title: Trustee

[signature page to registration rights agreement]

IN WITNESS WHEREOF, Purchaser and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

PURCHASER:

Stephanie Plent

By:	/s/ Stephanie Plent
Name: Stephanie Plent

[signature page to registration rights agreement]

IN WITNESS WHEREOF, Purchaser and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

PURCHASER:

Ende Family Trust

By:	/s/ Eric J. Ende
Name: Eric J. Ende
Title: Co-Trustee

[signature page to registration rights agreement]

IN WITNESS WHEREOF, Purchaser and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

PURCHASER:

Condorcet UK LP

By:	/s/ Jonathan Symonds
Name: Jonathan Symonds
Title: General Partner

[signature page to registration rights agreement]

IN WITNESS WHEREOF, Purchaser and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

PURCHASER:

Scott B and Lucinda S Flaherty

By:	/s/ Scott B Flaherty
Name: Scott B Flaherty

By:	/s/ Lucinda S Flaherty
Name: Lucinda S Flaherty

[signature page to registration rights agreement]

IN WITNESS WHEREOF, Purchaser and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

PURCHASER:

Anson Investments Master Fund LP

By:	/s/ Adam Spears
Name: Adam Spears
Title: Director, M5V Advisors, Inc.

[signature page to registration rights agreement]

IN WITNESS WHEREOF, Purchaser and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

PURCHASER:

Lorraine A. Malanga

By:	/s/ Lorraine A. Malanga
Name: Lorraine A. Malanga

[signature page to registration rights agreement]

IN WITNESS WHEREOF, Purchaser and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

PURCHASER:

Jonathan J. Galli

By:	/s/ Jonathan J. Galli
Name: Jonathan J. Galli

[signature page to registration rights agreement]

IN WITNESS WHEREOF, Purchaser and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

PURCHASER:

Rocco F. and Jennifer DiFilippo

By:	/s/ Rocco F. DiFilippo
Name: Rocco F. DiFilippo

By:	/s/ Jennifer DiFilippo
Name: Jennifer DiFilippo

[signature page to registration rights agreement]

IN WITNESS WHEREOF, Purchaser and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

PURCHASER:

Popham Management, LLC

By:	/s/ Jerry K. Popham
Name: Jerry K. Popham
Title: Manager

[signature page to registration rights agreement]

IN WITNESS WHEREOF, Purchaser and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

PURCHASER:

Karen and Ronald Bryan Woodard

By:	/s/ Karen Woodard
Name: Karen Woodard

By:	/s/ Ronald Bryan Woodard
Name: Ronald Bryan Woodard

[signature page to registration rights agreement]

IN WITNESS WHEREOF, Purchaser and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

PURCHASER:

Steve Lahiji

By:	/s/ Steve Lahiji
Name: Steve Lahiji

[signature page to registration rights agreement]

IN WITNESS WHEREOF, Purchaser and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

PURCHASER:

Condorcet, LP

By:	/s/ Shumeet Banerji
Name: Shumeet Banerji
Title: General Partner

[signature page to registration rights agreement]

IN WITNESS WHEREOF, Purchaser and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

PURCHASER:

Charles and Lisa J. Cunning

By:	/s/ Charles Cunning
Name: Charles Cunning

By:	/s/ Lisa J. Cunning
Name: Lisa J. Cunning

[signature page to registration rights agreement]

IN WITNESS WHEREOF, Purchaser and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

PURCHASER:

James M. McKeone

By:	/s/ James M. McKeone
Name: James M. McKeone

[signature page to registration rights agreement]

IN WITNESS WHEREOF, Purchaser and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

PURCHASER:

Armor Securities LLC

By:	/s/ Kazimierz Malik
Name: Kazimierz Malik
Title: Manager

[signature page to registration rights agreement]

IN WITNESS WHEREOF, Purchaser and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

PURCHASER:

Michael A Parker

By:	/s/ Michael A Parker
Name: Michael A Parker

[signature page to registration rights agreement]

IN WITNESS WHEREOF, Purchaser and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

PURCHASER:

Intracoastal Capital, LLC

By:	/s/ Keith A. Goodman
Name: Keith A. Goodman
Title: Authorized Signatory

[signature page to registration rights agreement]

EXHIBIT A

PLAN OF DISTRIBUTION

We are registering (i) the shares of common stock issued; and (ii) the shares of common stock issuable upon exercise of the Series D Warrants, in each case, issued to the selling securityholders in the [June 2015 Private Placement Financing] to permit the resale of these shares of common stock by the selling securityholders from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling securityholders of the shares of common stock. We will bear all fees and expenses incident to our obligation to register the shares of common stock.

The selling securityholders may sell all or a portion of the shares of common stock held by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of common stock are sold through underwriters or broker-dealers, the selling securityholders will be responsible for underwriting discounts or commissions or agent’s commissions. The shares of common stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions, pursuant to one or more of the following methods:

•	on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

•	in the over-the-counter market;

•	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

•	through the writing or settlement of options, whether such options are listed on an options exchange or otherwise;

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales effected after the date the registration statement of which this prospectus is a part is declared effective by the SEC;

•	broker-dealers may agree with a selling securityholder to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

The selling securityholders may also sell shares of common stock under Rule 144 promulgated under the Securities Act, if available, rather than under this prospectus. In addition, the selling securityholders may transfer the shares of common stock by other means not described in this prospectus. If the selling securityholders effect such transactions by selling shares of common stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling securityholders or commissions from purchasers of the shares of common stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved but, except as set forth in a supplement to this prospectus to the extent required, in the case of an agency transaction will not be in excess of a customary brokerage commission in compliance with FINRA Rule 5110).

In connection with sales of the shares of common stock or otherwise, the selling securityholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of common stock in the course of hedging in positions they assume. The selling securityholders may also sell shares of common stock short and deliver shares of common stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling securityholders may also loan or pledge shares of common stock to broker-dealers that in turn may sell such shares.

The selling securityholders may pledge or grant a security interest in some or all of the Series D Warrants or shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending, if necessary, the list of selling securityholders to include the pledgee, transferee or other successors in interest as selling securityholders under this prospectus. The selling securityholders also may transfer and donate the shares of common stock in other circumstances as permitted by the securities purchase agreement, the registration rights agreement, the Series D Warrants and all applicable law, in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

To the extent required by the Securities Act and the rules and regulations thereunder, the selling securityholders and any broker-dealer participating in the distribution of the shares of common stock may be deemed to be “underwriters” within the meaning of the Securities Act. In such event, any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. Selling securityholders who are deemed to be “underwriters” under the Securities Act (if any) will be subject to the prospectus delivery requirements of the Securities Act and may be subject to certain statutory liabilities of, including but not limited to, Sections 11, 12 and 17 of the Securities Act and Rule 10b-5 under the Exchange Act.

Each selling securityholder has informed us that it is not a registered broker-dealer and does not have any written or oral agreement or understanding, directly or indirectly, with any person to engage in a distribution of the common stock. Upon us being notified in writing by a selling securityholder that any material arrangement has been entered into with a broker-dealer for the distribution of common stock, a prospectus supplement, if required, will be distributed, which will set forth the aggregate amount of shares of common stock being distributed and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling securityholders and any discounts, commissions or concessions allowed or re-allowed or paid to broker-dealers.

Under the securities laws of some states, the shares of common stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of common stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

Each selling securityholder may sell all, some or none of the shares of common stock registered pursuant to the registration statement of which this prospectus forms a part. If sold under the registration statement of which this prospectus forms a part, the shares of common stock registered hereunder will be freely tradable in the hands of persons other than our affiliates that acquire such shares.

The selling securityholders and any other person participating in such distribution will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of common stock by the selling securityholders and any other participating person. To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making activities with respect to the shares of common stock. All of the foregoing may affect the marketability of the shares of common stock and the ability of any person or entity to engage in market-making activities with respect to the shares of common stock.

We have agreed to keep this prospectus effective until the earlier of (i) the date on which all of the securities registered under the registration statement of which this prospectus is a part have been sold; and (ii) the twelve month anniversary of the date the registration statement of which this prospectus is a part is declared effective by the SEC. We have also agreed to pay all expenses of the registration of the shares of common stock pursuant to the registration rights agreement, estimated to be $[______] in total, including, without limitation, SEC filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, a selling securityholder will pay all underwriting discounts and selling commissions, if any.

We have further agreed to indemnify or provide contribution to the selling securityholders with respect to certain liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreements. Each selling securityholder, severally and not jointly, has agreed to indemnify or provide contribution to us with respect to certain civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling securityholder specifically for use in this prospectus, in accordance with the related registration rights agreements.

EXHIBIT B

FORM OF JOINDER AGREEMENT

This JOINDER (“Joinder”) to the Registration Rights Agreement by and among Arch Therapeutics, Inc., a Nevada corporation (“Arch”) and the undersigned Purchasers thereto dated as of June 30, 2015 (the “Registration Rights Agreement”) is made and entered into as of [______________], 201___ by and between Arch and [Insert name of Assignee], a [Insert entity type and jurisdiction of formation] (“Investor”). Arch and Investor are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

WITNESSETH

WHEREAS, [Insert name of Assignor] (“Assignor”), a party to the Registration Rights Agreement, has [contributed][assigned] its Registrable Securities to Investor pursuant to that certain [insert name of transfer agreement], dated as of [______________], 201___, by and among Assignor and Investor; and

WHEREAS, Section 7 of the Registration Rights Agreement permits Assignor to assign its rights under the Registration Rights Agreement to Investor; provided, that, among other things, Investor executes a joinder agreement pursuant to which it agrees to be bound by all of the provisions contained in the Registration Rights Agreement.

NOW, THEREFORE, in consideration of the foregoing, the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties to this Joinder, intending legally to be bound, hereby agree as follows:

1.          Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Registration Rights Agreement

2.          Agreement to be Bound. Investor agrees and acknowledges that upon the execution of this Joinder, Investor shall become bound by and a party to the Registration Rights Agreement, and shall be fully bound by and subject to, all of the applicable benefits, rights, restrictions and obligations of the Registration Rights Agreement as though an original party thereto.

3.          Effectiveness. This Joinder shall take effect and shall become part of the Registration Rights Agreement immediately upon the execution hereof.

4.          Incorporation of Registration Rights Agreement Provisions. The provisions contained in Section 8(j) of the Registration Rights Agreement pertaining to, among other things, governing law, jurisdiction, and waiver of jury trial, are incorporated herein by reference to the same extent as if reproduced herein in their entirety, and shall govern any dispute arising under or in connection with this Joinder.

5.          Entire Agreement; Third Party Beneficiaries. This Joinder contains the entire agreement between the Parties with respect to the transactions contemplated hereby and supersedes all prior agreements, understandings, promises and representations, whether written or oral, between the Parties with respect to the subject matter hereof and thereof. The covenants and agreements set forth in this Joinder are for the sole benefit of the Parties and their successors and permitted assigns, and they shall not be construed as conferring any rights on any other Persons.

6.          Headings. The headings in this Joinder are for the purpose of reference only and shall not limit or otherwise affect the meaning hereof.

7.          Counterparts. This Joinder may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Delivery of an executed counterpart of a signature page of this Joinder by facsimile or other electronic transmission shall be effective as delivery of a manually executed original counterpart of this Joinder.

B-1

IN WITNESS WHEREOF, the parties hereto have caused this Joinder to be executed as of the day and year first above written.

ARCH THERAPEUTICS, INC.

By:
Name:
Title:

[investor]

By:
Name:
Title:

Address:

Fax Number:
Email Address:

B-2